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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)                 August 1, 2001


                           MAGNA ENTERTAINMENT CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


       000-30578                                     98-0208374
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(Commission File Number)                (I.R.S. Employer Identification No.)


     337 Magna Drive, Aurora, Ontario, Canada               L4G 7K1
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     (Address of Principal Executive Offices)              (Zip Code)


                                (905) 726-2462
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                (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if changed Since Last Report)


ITEM 5.   OTHER EVENTS

     On August 1, 2001, Magna Entertainment Corp. (the "Registrant") issued a press release in which it announced its unaudited financial results for the six month period ended June 30, 2001. The full text of the press release issued by the Registrant is attached as Exhibit 99 and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99  Copy of Registrant's press release dated August 1, 2001.
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                                     - 2 -

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MAGNA ENTERTAINMENT CORP.
                                         (Registrant)

Date: August 2, 2001                by:  /s/Gary M. Cohn
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                                       Gary M. Cohn, Secretary